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                                                                    Exhibit 10.5


                                  PALM, INC.

                             AMENDED AND RESTATED
                           1999 DIRECTOR OPTION PLAN

                       (September 13, 2000 Restatement)

     1.   Purposes of the Plan.  The purposes of this Amended and Restated 1999
          --------------------
Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board. The Plan became effective upon the IPO. This amended and restated Plan is effective as of September 13, 2000.

          All options granted hereunder shall be nonstatutory stock options.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a)  "Board" means the Board of Directors of the Company.
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          (b)  "Change of Control" means the occurrence of any of the following
                -----------------
events:

                (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities who is not already such as of the Effective Date; or

                (ii) The consummation of the sale or disposition by the Company of all or substantially all the Company's assets; or

                (iii) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining out-standing or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

                (iv) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either
(A) are directors of the Company as of the Effective Date, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those directors whose election or nomination was not in connection with any
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transaction described in subsections (i), (ii), or (iii) above, or in connection with an actual or threatened proxy contest relating to the election of directors to the Company.

     Notwithstanding the foregoing, in no event shall either or both of the following events constitute a Change of Control: (i) the initial public offering of the Company's securities pursuant to a registration statement filed under
Section 12 of the Exchange Act or (ii) the spin-off of the Company from 3Com pursuant to one or more transactions in which 3Com distributes eighty percent (80%) or more of its securities ownership of the Company to the shareholders of 3Com.

          (c)  "Code" means the Internal Revenue Code of 1986, as amended.
                ----

          (d)  "Common Stock" means the common stock of the Company.
                ------------

          (e)  "Company" means Palm, Inc., a Delaware corporation.
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          (f)  "Director" means a member of the Board.
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          (g)  "Disability" means total and permanent disability as defined in
                ----------
Section 22(e)(3) of the Code.

          (h)  "Effective Date" means the effective date of this Plan as
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determined in accordance with Section 6.

          (i)  "Employee" means any person, including officers and Directors,
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employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (j)  "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (k)  "Fair Market Value" means, as of any date, the value of Common
                -----------------
Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board; or

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               (iv)  For purposes of Option grants made on the effective date of the Company's initial public offering of Common Stock (the "IPO"), the Fair Market Value shall be the initial price to the public as set forth in the final prospectus included with the registration on Form S-1 filed with the Securities and Exchange Commission for such offering.

          (l)  "Option" means a stock option granted pursuant to the Plan.
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          (m)  "Optioned Stock" means the Common Stock subject to an Option.
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          (n)  "Optionee" means a Director who holds an Option.
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          (o)  "Outside Director" means a Director who is not an Employee.
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          (p)  "Parent" means a "parent corporation," whether now or hereafter
                ------
existing, as defined in Section 424(e) of the Code.

          (q)  "Plan" means this Amended and Restated 1999 Director Option Plan.
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          (r)  "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 10 of the Plan.

          (s)  "Subsidiary" means a "subsidiary corporation," whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

          (t)  "3Com" means 3Com Corporation, a Delaware corporation.
                ----

     3.   Stock Subject to the Plan. Subject to the provisions of Section 10 of
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the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 500,000 Shares, plus an annual increase to be added on the first day of the Company's fiscal year, beginning in 2001, equal to 500,000 Shares or a lesser amount determined by the Board (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.   Administration and Grants of Options under the Plan.
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          (a)  Procedure for Grants. All grants of Options to Outside Directors
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under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

               (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options.

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               (ii)  Each Outside Director shall be automatically granted an
Option to purchase 40,000 Shares (the "First Option") on the later of (A) September 13, 2000 or (B) the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that any Director who received a First Option on or after the Effective Date and before September 13, 2000 shall not be eligible to receive another First Option.

               (iii) Each Outside Director shall be automatically granted an Option to purchase 15,000 Shares (a "Subsequent Option") on the date of each annual stockholder meeting, subject to the following. An Outside Director shall receive a Subsequent Option only if he or she (A) is an Outside Director on the date of the annual stockholder meeting, (B) is expected to continue in service as an Outside Director after the meeting date, and (C) has served as an Outside Director for at least six (6) months preceding the meeting date.

               (iv) The terms of a First Option granted hereunder shall be as follows:

                     (A)  the term of the First Option shall be ten (10) years.

                     (B) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                     (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option.

                     (D) subject to Section 10 hereof, the First Option shall vest and become exercisable in three (3) successive equal annual installments on each of the first three (3) anniversaries of its date of grant. On any such date, shares actually will vest and become exercisable only if the Optionee continues to serve as a Director on such date. Notwithstanding the foregoing, a First Option granted before September 13, 2000 shall vest and become exercisable in three (3) successive equal annual installments on each of the first three (3) anniversaries of such Director's date of commencement of service with the Company. On any such date, shares actually will vest and become exercisable only if the Optionee continues to serve as a Director on such date.

               (v) The terms of a Subsequent Option granted hereunder shall be as follows:

                     (A) the term of the Subsequent Option shall be ten (10) years.

                     (B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                     (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

                     (D) subject to Section 10 hereof, the Subsequent Option shall vest and become exercisable in three (3) successive equal annual installments on each of the first three (3)

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anniversaries of its date of grant. On any such date, shares actually will vest and become exercisable only if the Optionee continues to serve as a Director on such date. Notwithstanding the foregoing, a Subsequent Option granted before September 13, 2000 shall fully vest and become fully exercisable on the first anniversary of its date of grant, but only if the Optionee remains a Director through such date.

               (vi) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

     5.   Eligibility. Options may be granted only to Outside Directors. All
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Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof.

          The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

     6.   Term of Plan. The Plan became effective upon the IPO. It shall
          ------------
continue in effect for a term of ten (10) years from the IPO unless sooner terminated under Section 11 of the Plan. This amended and restated Plan is effective as of September 13, 2000.

     7.  Form of Consideration. The consideration to be paid for the Shares to
         ---------------------
be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

     8.   Exercise of Option.
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          (a)  Procedure for Exercise; Rights as a Shareholder. Any Option
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granted hereunder shall be exercisable at such times as are set forth in Section
4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person

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entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Continuous Status as a Director. Subject to
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Section 10 hereof, in the event an Optionee's status as a Director terminates
(other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (c)  Disability of Optionee. In the event Optionee's status as a
               ----------------------
Director terminates as a result of Disability, the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (d)  Death of Optionee. In the event of an Optionee's death, each of
               -----------------
the Optionee's outstanding Options shall accelerate and become immediately vested and exercisable with respect to one hundred percent (100%) of the Shares then subject to each such Option. Each such Option may be exercised by the Optionee's designated beneficiary, provided such beneficiary has been designated prior to Optionee's death in a form acceptable by the Board. If no such beneficiary has been designated by the Optionee, then each such Option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The Option may be exercised in whole or in part by the Optionee's designated beneficiary, estate or the person or persons who acquire the right to exercise the Option, but only within twelve (12) months following the date of death (but in no event later than the expiration of its ten (10) year term). To the extent the Option is not exercised within the time specified herein, the Option shall terminate.

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     9.   Non-Transferability of Options.  The Option may not be sold, pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     10.  Adjustments Upon Changes in Capitalization, Dissolution, Merger or
          ------------------------------------------------------------------
Asset Sale.
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          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
shareholders of the Company, the number of Shares which have been authorized for issuance under the Plan, including Shares as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the number of Shares that may be added annually to the Shares reserved under the Plan (pursuant to Section 3(i)), the number of Shares covered by each outstanding Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

          (b)  Dissolution or Liquidation. In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

          (c)  Merger or Asset Sale. In the event of a merger of the Company
               --------------------
with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(b) through (d) above. If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

               For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a

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majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

               Notwithstanding the foregoing, in the event of a Change of Control, each outstanding Option shall accelerate and become vested and exercisable immediately prior to such Change of Control with respect to one hundred percent (100%) of the Shares then subject to each such Option. Each such outstanding Option shall terminate immediately following the Change of Control.

     11.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination. The Board may at any time amend,
               -------------------------
alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)  Effect of Amendment or Termination. Any such amendment or
               ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

     12.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date determined in accordance with Section 4 hereof.

     13.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of

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the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14.  Reservation of Shares. The Company, during the term of this Plan, will
          ---------------------
at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15.  Option Agreement. Options shall be evidenced by written option
          ----------------
agreements in such form as the Board shall approve.

     16.  Shareholder Approval.  The Plan shall be subject to approval by the
          --------------------
shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.

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